Exhibit 99.1

FIRST BANCSHARES, INC. ANNOUNCES INTENTION TO DELIST FROM NASDAQ

Mountain Grove, Missouri (May 17, 2012) – First Bancshares, Inc. (“Company”) (NASDAQ - FstBksh: FBSI), the holding company for First Home Savings Bank (“Bank”), announced that it has notified the The Nasdaq Stock Market LLC of its intent to voluntarily delist its common stock from the NASDAQ Global Market and to file a Form 25, Notification of Removal from Listing and/or Registration, with the Securities and Exchange Commission (“SEC”) on or about May 29, 2012.

On or after the effective date of delisting, the Company intends to file a Form 15 with the SEC to voluntarily effect the deregistration of its common stock pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended by the Jumpstart Our Business Startups Act, commonly referred to as the JOBS Act.  The Company is eligible to deregister by filing a Form 15 because it has fewer than 1,200 holders of record of its common stock.  The Company expects that its obligation to file periodic reports such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K will be suspended after the filing of the Form 15.

The decision of the Company's Board of Directors to deregister and delist its common stock was based on the consideration of numerous factors, including (1) the disproportionately large costs of preparing and filing periodic reports with the SEC, (2) the substantial accounting, audit, legal and other costs and expenses associated with being a public company, (3) the additional demands placed on management and Company personnel to comply with reporting requirements, and (4) the historically low trading volume in the Company's common stock.

"The decision to deregister from the SEC was driven by a desire to achieve substantial annual savings by reducing accounting, legal and administrative costs associated with being an SEC registrant," said R. Bradley Weaver, Chairman of the Board and Chief Executive Officer. "We expect to achieve an estimated $200,000 in annual cost savings. We anticipate that our stock will trade on the Over-the-Counter Bulletin Board and we intend to continue to prepare and publish quarterly and annual financial results via our website, www.fhsb.com, which will be similar in nature to much of the financial information currently disclosed in our periodic SEC reports."

First Bancshares, Inc. is the holding company for First Home Savings Bank, a FDIC-insured savings bank chartered by the State of Missouri that conducts business from its home office in Mountain Grove, Missouri, and ten full service offices in Marshfield, Ava, Gainesville, Sparta, Springfield, Theodosia, Crane, Galena, Kissee Mills and Rockaway Beach, Missouri.

The Company and its wholly-owned subsidiaries, First Home Savings Bank and SCMG, Inc. may from time to time make written or oral “forward-looking statements,” including statements contained in its filings with the Securities and Exchange Commission, in its reports to stockholders, and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company’s beliefs, expectations, estimates and intentions that are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond the Company’s control. Such statements address the following subjects: future operating results; customer growth and retention; loan and other product demand; earnings growth and expectations; new products and services; credit quality and adequacy of reserves; results of examinations by our bank regulators, our compliance with the Company's Order to Cease and Desist and the Bank's Agreement with the Director of the Division of Finance of the State of Missouri, technology, and our employees. The following factors, among others, could cause the Company’s financial performance to differ materially from the expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary, and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; inflation, interest rate, market, and monetary fluctuations; the timely development and acceptance of new products and services of the Company and the perceived overall value of these products and services by users; the impact of changes in financial services’ laws and regulations; technological changes; acquisitions; changes in consumer spending and savings habits; and the success of the Company at managing and collecting assets of borrowers in default and managing the risks of the foregoing.

The foregoing list of factors is not exclusive. Additional discussion of factors affecting the Company’s business and prospects is contained in the Company’s periodic filings with the SEC, including but not limited to the Form 10-K for the year ended June 30, 2011 and the Form 10-Q for the quarter ended March 31, 2012. The Company does not undertake, and expressly disclaims any intent or obligation, to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Contact:  R. Bradley Weaver, CEO - (417) 926-5151